Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                  /s/Richard T. Hale
                                                 ---------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Scudder EAFE Equity Index
                                                 Portfolio, a series of Scudder
                                                 Investment Portfolios

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder EAFE Equity Index Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR of the Scudder EAFE Equity Index Portfolio (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                /s/Charles A. Rizzo
                                               ---------------------------------
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Scudder EAFE Equity Index
                                               Portfolio, a series of Scudder
                                               Investment Portfolios